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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2005





                               CLINICAL DATA, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                        000-12716                     04-2573920
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  (State of                       (Commission                  (IRS Employer
Incorporation)                    File Number)               Identification No.)



One Gateway Center, Suite 411, Newton, Massachusetts                02458
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     (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (617) 527-9933





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01.   OTHER EVENTS.

Indemnification Agreements
--------------------------

         On July 7, 2005, Clinical Data, Inc. (the "Company"), entered into Amended and Restated Indemnification Agreements with Israel M. Stein, M.D. ("Stein"), President and Chief Executive Officer and a director of the Company, and Arthur B. Malman ("Malman"), a director of the Company. On the same date, the Company entered into Indemnification Agreements with each of its other directors, specifically, Randal J. Kirk and Larry D. Horner, and with each of its other executive officers, Mark D. Shooman, Senior Vice President and Chief Financial Officer, Garth Gardner, Senior Vice President and Chief Operating Officer, and Caesar J. Belbel, Vice President, General Counsel and Secretary (collectively with the agreements for Stein and Malman, the "Indemnification Agreements"). All of the Indemnification Agreements contain substantially the same terms and conditions. Pursuant to the Indemnification Agreements, the directors and officers agreed to continue their service to the Company in their respective capacities and the Company agreed to indemnify each director and officer with respect to any expenses, judgments, fines, penalties, and amounts paid in settlement in connection with any claim, pending or completed action, suit or proceeding, or any inquiry or investigation, related to any actions taken by the director or officer related to their service to the Company as a director or officer. Upon the request of a director or officer, the Company will advance, within two business days of such request and subject to providing any undertaking that may be required by law, all expenses to a director or officer, relating to any claim, pending or completed action, suit or proceeding, or any inquiry or investigation.

         The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the respective Indemnification Agreements. A form of the Amended and Restated Indemnification Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference and a form of the new Indemnification Agreement is filed as Exhibit
99.2 hereto and is incorporated herein by reference.



ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On June 20, 2005, the Company's board of directors approved an amendment to the Company's Certificate of Incorporation, by way of a Certificate of Elimination of the Series A Nonvoting Convertible Preferred Stock, par value $0.01 per share, (the "Series A Nonvoting Stock"). The Company subsequently filed the Certificate of Elimination with the Secretary of State of the State of Delaware on July 7, 2005, which is the effective date of the amendment. The Certificate of Elimination (a) eliminated the previously designated 247,250 shares of Series A Nonvoting Stock, none of which were outstanding at the time of the filing, (b) upon such elimination, caused such shares of Series A Nonvoting Stock to resume the status that they held prior to their initial designation, and (c) eliminated from the Certificate of Incorporation of the Company, all references to the Series A Nonvoting Stock of the Company. As a result of the filing of the Certificate of Elimination, the Company now has 1,500,000 shares of undesignated preferred stock, the rights, preferences and privileges of which may again be designated by the Company's board of directors.

         The Certificate of Elimination is filed as Exhibit 3.1 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


             (c)  Exhibits
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                  3.1    Certificate of Elimination, dated July 7, 2005.

                  99.1   Form of Amended and Restated Indemnification Agreement.

                  99.2   Form of Indemnification Agreement.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CLINICAL DATA, INC.



                                             By: /s/ Caesar J. Belbel
                                                 -----------------------
                                                 Caesar J. Belbel
                                                 Vice President, General Counsel
                                                 and Secretary

DATE:    July 11, 2005

                                  EXHIBIT INDEX







EXHIBIT NO.         DESCRIPTION
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3.1                 Certificate of Elimination, dated July 7, 2005.

99.1                Form of Amended and Restated Indemnification Agreement.

99.2                Form of Indemnification Agreement.